                                                                  EXHIBIT 24.1


                            FSI INTERNATIONAL, INC.

                               POWER OF ATTORNEY
                             OF DIRECTOR OR OFFICER


     The undersigned director or officer of FSI International, Inc., hereby appoints Joel A. Elftmann, Benno G. Sand, Patricia M. Hollister, and each of them (with full power to act alone), as attorneys-in-fact and agents for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, the Registration Statement on Form S-4 of FSI International, Inc., all amendments (including post-effective amendments) and exhibits thereto, and all applications, instruments, or documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered thereby, with full power and authority to perform all acts necessary or desirable to effect the foregoing.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of August, 1999.



                                                     /s/ Joel A. Elftmann
                                                     --------------------
                                                         Joel A. Elftmann

                            FSI INTERNATIONAL, INC.

                               POWER OF ATTORNEY
                             OF DIRECTOR OR OFFICER


     The undersigned director or officer of FSI International, Inc., hereby appoints Joel A. Elftmann, Benno G. Sand, Patricia M. Hollister, and each of them (with full power to act alone), as attorneys-in-fact and agents for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, the Registration Statement on Form S-4 of FSI International, Inc., all amendments (including post-effective amendments) and exhibits thereto, and all applications, instruments, or documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered thereby, with full power and authority to perform all acts necessary or desirable to effect the foregoing.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of August, 1999.



                                                   /s/ Patricia M. Hollister
                                                   -------------------------
                                                       Patricia M. Hollister

                            FSI INTERNATIONAL, INC.

                               POWER OF ATTORNEY
                             OF DIRECTOR OR OFFICER


     The undersigned director or officer of FSI International, Inc., hereby appoints Joel A. Elftmann, Benno G. Sand, Patricia M. Hollister, and each of them (with full power to act alone), as attorneys-in-fact and agents for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, the Registration Statement on Form S-4 of FSI International, Inc., all amendments (including post-effective amendments) and exhibits thereto, and all applications, instruments, or documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered thereby, with full power and authority to perform all acts necessary or desirable to effect the foregoing.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of August, 1999.



                                                     /s/ James A. Bernards
                                                     ---------------------
                                                         James A. Bernards

                            FSI INTERNATIONAL, INC.

                               POWER OF ATTORNEY
                             OF DIRECTOR OR OFFICER


     The undersigned director or officer of FSI International, Inc., hereby appoints Joel A. Elftmann, Benno G. Sand, Patricia M. Hollister, and each of them (with full power to act alone), as attorneys-in-fact and agents for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, the Registration Statement on Form S-4 of FSI International, Inc., all amendments (including post-effective amendments) and exhibits thereto, and all applications, instruments, or documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered thereby, with full power and authority to perform all acts necessary or desirable to effect the foregoing.

     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of August, 1999.



                                                        /s/ Neil R. Bonke
                                                        -----------------
                                                            Neil R. Bonke

                            FSI INTERNATIONAL, INC.

                               POWER OF ATTORNEY
                             OF DIRECTOR OR OFFICER


     The undersigned director or officer of FSI International, Inc., hereby appoints Joel A. Elftmann, Benno G. Sand, Patricia M. Hollister, and each of them (with full power to act alone), as attorneys-in-fact and agents for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, the Registration Statement on Form S-4 of FSI International, Inc., all amendments (including post-effective amendments) and exhibits thereto, and all applications, instruments, or documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered thereby, with full power and authority to perform all acts necessary or desirable to effect the foregoing.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of August, 1999.



                                                    /s/ Terrence W. Glarner
                                                    -----------------------
                                                        Terrence W. Glarner

                            FSI INTERNATIONAL, INC.

                               POWER OF ATTORNEY
                             OF DIRECTOR OR OFFICER


     The undersigned director or officer of FSI International, Inc., hereby appoints Joel A. Elftmann, Benno G. Sand, Patricia M. Hollister, and each of them (with full power to act alone), as attorneys-in-fact and agents for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, the Registration Statement on Form S-4 of FSI International, Inc., all amendments (including post-effective amendments) and exhibits thereto, and all applications, instruments, or documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered thereby, with full power and authority to perform all acts necessary or desirable to effect the foregoing.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of August, 1999.



                                                      /s/ Joanna T. Lau
                                                      -----------------
                                                          Joanna T. Lau

                            FSI INTERNATIONAL, INC.

                               POWER OF ATTORNEY
                             OF DIRECTOR OR OFFICER


     The undersigned director or officer of FSI International, Inc., hereby appoints Joel A. Elftmann, Benno G. Sand, Patricia M. Hollister, and each of them (with full power to act alone), as attorneys-in-fact and agents for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, the Registration Statement on Form S-4 of FSI International, Inc., all amendments (including post-effective amendments) and exhibits thereto, and all applications, instruments, or documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered thereby, with full power and authority to perform all acts necessary or desirable to effect the foregoing.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of August, 1999.



                                                    /s/  Thomas D. George
                                                    ---------------------
                                                         Thomas D. George

                            FSI INTERNATIONAL, INC.

                               POWER OF ATTORNEY
                             OF DIRECTOR OR OFFICER


     The undersigned director or officer of FSI International, Inc., hereby appoints Joel A. Elftmann, Benno G. Sand, Patricia M. Hollister, and each of them (with full power to act alone), as attorneys-in-fact and agents for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, the Registration Statement on Form S-4 of FSI International, Inc., all amendments (including post-effective amendments) and exhibits thereto, and all applications, instruments, or documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered thereby, with full power and authority to perform all acts necessary or desirable to effect the foregoing.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of August, 1999.



                                                     /s/ Charles R. Wofford
                                                     ----------------------
                                                         Charles R. Wofford